                                                                 EXHIBIT 10.36

                    ----------------------------------------


                    EMPLOYEE AND EMPLOYEE BENEFITS AGREEMENT



                          dated as of January 31, 1990



                                    between



                       NATIONAL MEDICAL ENTERPRISES, INC.



                                      and



                           THE HILLHAVEN CORPORATION


                    ----------------------------------------

                               TABLE OF CONTENTS

                                                                 Page
ARTICLE I ......................................................    2
     1.1.   Definitions ........................................    2


ARTICLE II     Employee Benefit Plans ..........................    4

     2.1.   New Hillhaven Deferred Savings Plan ................    4
     2.2.   Old Hillhaven Annuity Plan .........................    4
     2.3.   NME Retirement Plan and NME ESOP ...................    4

ARTICLE III    Executive and Incentive Compensation
                 Plans of New Hillhaven ........................    5

     3.1.   New Hillhaven AIP ..................................    5
     3.2.   New Hillhaven LTIP .................................    5
     3.3.   New Hillhaven Stock Incentive Plan .................    5
     3.4.   New Hillhaven SERP .................................    6
     3.5.   New Hillhaven DCMP .................................    6
     3.6.   New Hillhaven Senior DCP ...........................    6
     3.7.   New Hillhaven Directors' Option Plan ...............    6

ARTICLE IV     Executive and Incentive Compensation
                 Plans of NME and Old Hillhaven ................    7

     4.1.   NME AIP ............................................    7
     4.2.   NME LTIP ...........................................    7
     4.3.   NME Stock Incentive Plan ...........................    8
     4.4.   NME SERP ...........................................    9
     4.5.   Old Hillhaven Deferred Compensation Plan ...........    9
     4.6.   Old Hillhaven Short Term DCP .......................   10
     4.7.   NME Deferred Compensation Plan .....................   10
     4.8.   Excluded Employees .................................   10

ARTICLE V      Employee Welfare Benefit Plans ..................   10

     5.1.   New Hillhaven Welfare Plans ........................   10
     5.2.   Welfare Benefits and Liabilities ...................   11

ARTICLE VI     Indemnification .................................   11

     6.1.   In General .........................................   11
     6.2.   Procedures for Indemnification .....................   11

ARTICLE VII    Assumption of Liability .........................   12

                                                                 Page
ARTICLE VIII   No Acceleration of Benefit Entitlement
                 or Payment.....................................   12

ARTICLE IX     Dispute Resolution Procedures....................   13

ARTICLE X      Miscellaneous....................................   13

     10.1.  Entire Agreement; Amendment.........................   13
     10.2.  Access to Information...............................   14
     10.3.  No Right to Continued Employment....................   14
     10.4.  No Third Party Beneficiaries........................   14
     10.5.  Successors and Assigns..............................   14
     10.6.  Notices.............................................   14
     10.7.  Termination.........................................   15
     10.8.  Counterparts........................................   15
     10.9.  Governing Law.......................................   15
     10.10. Construction........................................   15

          EMPLOYEE AND EMPLOYEE BENEFITS AGREEMENT, dated as of January 31, 1990, between NATIONAL MEDICAL ENTERPRISES, INC., a Nevada corporation ("NME"), and THE HILLHAVEN CORPORATION, a Nevada corporation ("New Hillhaven") and a wholly-owned subsidiary of The Hillhaven Corporation, a Tennessee corporation ("Old Hillhaven"), which in turn is wholly-owned by NME.

          WHEREAS, NME and New Hillhaven have entered into a Reorganization and Distribution Agreement (the "Distribution Agreement") providing for a reorganization of certain of the businesses heretofore conducted by NME's long term care group and a pro rata distribution to the holders of NME's capital stock, as of the record date established by NME in connection therewith, of approximately 85% of the outstanding shares of common stock, par value $0.15 per share, of New Hillhaven (the "Distribution") on or about the date hereof;

          WHEREAS, NME and New Hillhaven have determined that it is appropriate and desirable for all of the employees (with certain exceptions) of Old Hillhaven and its subsidiaries who are engaged in the business to be conducted by New Hillhaven to become employees of New Hillhaven and for New Hillhaven to assume any and all obligations of NME, Old Hillhaven and any of their subsidiaries with respect to employee benefits, employee welfare and any other matters relating to the compensation and employment of such New Hillhaven Employees and all employees, past or present, of Old Hillhaven and its subsidiaries, excluding certain persons or entities identified herein who are not New Hillhaven Employees; and

          WHEREAS, NME and New Hillhaven have determined that it is necessary and desirable to make certain agreements regarding employee benefits, employee welfare and other matters relating to the compensation and employment of New Hillhaven Employees in order to effect such determinations in connection with the above-mentioned transactions;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

          1.1. Definitions.
               -----------

          Capitalized terms used in this Agreement shall have the meanings herein specified. Capitalized terms that are used in this Agreement and which are not defined herein shall have the meanings specified in the Distribution Agreement.

          "Agreement":  this Employee and Employee Benefits Agreement, together
           ---------
with the Exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

          "Code":  the Internal Revenue Code of 1986, as amended, or any
           ----
successor legislation.

          "Distribution Date":  January 31, 1990.
           -----------------

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "New Hillhaven AIP":  the Annual Incentive Plan of New Hillhaven for
           -----------------
certain New Hillhaven employees.

          "New Hillhaven DCMP":  the New Hillhaven Deferred Compensation Master
           ------------------
Plan for certain New Hillhaven employees who generally are members of management.

          "New Hillhaven Deferred Savings Plan":  the New Hillhaven Deferred
           -----------------------------------
Savings Plan for certain non-highly compensated employees.

          "New Hillhaven Directors' Option Plan":  the New Hillhaven Directors'
           ------------------------------------
Stock Option Plan for members of the New Hillhaven Board of Directors who are not New Hillhaven employees.

          "New Hillhaven Employee" (hereinafter sometimes also called
           ----------------------
"Employee"): any individual who, immediately prior to the Distribution Date, was employed by NME or Old Hillhaven or any of the Old Hillhaven Subsidiaries and who, immediately after the Distribution Date, is employed by New Hillhaven or a Subsidiary of New Hillhaven.

          "New Hillhaven Employee Plans":  the New Hillhaven AIP, the New
           ----------------------------
Hillhaven DCMP, the New Hillhaven LTIP, the New Hillhaven Senior DCP, the New Hillhaven SERP, the New Hillhaven Stock Incentive Plan, the New Hillhaven Welfare Plans, and each other employee benefit plan or arrangement, whether or not subject to ERISA, to be maintained by New

Hillhaven or a Subsidiary of New Hillhaven for the benefit of eligible New Hillhaven employees.

          "New Hillhaven LTIP":  the Long Term Incentive Plan of New Hillhaven
           ------------------
for key executives of New Hillhaven.

          "New Hillhaven Senior DCP":  the New Hillhaven Senior Management
           ------------------------
Deferred Compensation Plan for certain highly compensated New Hillhaven executives.

          "New Hillhaven SERP":  the New Hillhaven Supplemental Executive
           ------------------
Retirement Plan for certain highly compensated or managerial New Hillhaven employees.

          "New Hillhaven Stock Incentive Plan":  the New Hillhaven 1990 Stock
           ----------------------------------
Incentive Plan for certain key New Hillhaven employees.

          "New Hillhaven Welfare Plans":  the "employee welfare benefit plans"
           ---------------------------
(as defined in ERISA Section 3(1)) to be established by New Hillhaven or Subsidiaries of New Hillhaven for the benefit of their eligible employees in accordance with Section 5.1(a).

          "NME AIP":  the NME Annual Incentive Plan for key employees of NME,
           ------
Old Hillhaven and other Subsidiaries of NME.

          "NME Deferred Compensation Plan":  the NME Deferred Compensation Plan
          ------------------------------
for certain employees of NME, Old Hillhaven and other Subsidiaries of NME.

          "NME Employee Plans":  the NME AIP, the NME LTIP, the Old Hillhaven
           ------------------
Deferred Compensation Plan, the Old Hillhaven Short Term DCP, the NME SERP, the NME Stock Incentive Plan, the NME Deferred Compensation Plan, NME ESOP, NME Retirement Plan and each other employee benefit plan or arrangement, whether or not subject to ERISA, maintained by NME or Old Hillhaven for the benefit of its eligible employees.

          "NME ESOP":  the NME Employee Stock Ownership Plan for certain
           --------
participating facilities.

          "NME LTIP":  the NME Long Term Incentive Plan for certain key
           --------
management employees of NME.

          "NME Retirement Plan":  the Employees' Retirement Plan of NME for
           -------------------
certain participating facilities.

          "NME SERP":  the NME Supplemental Executive Retirement Plan for
           --------
certain executive officers of NME and other management employees of NME.

          "NME Stock Incentive Plan":  the NME 1983 Stock Incentive Plan for
           ------------------------
certain key employees of NME.

          "Old Hillhaven Annuity Plan":  the Old Hillhaven Individual Retirement
           --------------------------
Annuity Plan which is a contributory individual retirement account available to certain employees.

          "Old Hillhaven Deferred Compensation Plan":  the two Old Hillhaven
           ----------------------------------------
Corporation Deferred Compensation Plans, effective January 1, 1989, for certain key management employees of Old Hillhaven, in the one case, and for certain selected key management employees of Old Hillhaven, in the other case.

          "Old Hillhaven Short Term DCP":  the Old Hillhaven Short Term Deferred
           ----------------------------
Compensation Plan for certain selected key management employees of Old
Hillhaven.


                                  ARTICLE II

                            Employee Benefit Plans
                            ----------------------

          2.1.  New Hillhaven Deferred Savings Plan.  New Hillhaven has adopted
                -----------------------------------
the New Hillhaven Deferred Savings Plan, which shall be effective as soon as practicable after the Distribution Date but in no event later than 60 days after the Distribution Date. The New Hillhaven Deferred Savings Plan is in substantially the form provided in Exhibit A hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven Deferred Savings Plan effective as of a date following the Distribution Date.

          2.2.  Old Hillhaven Annuity Plan.  New Hillhaven has assumed the Old
                --------------------------
Hillhaven Annuity Plan; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate such Plan effective as of a date following the Distribution Date.

          2.3.  NME Retirement Plan and NME ESOP.  NME shall cause the NME
                --------------------------------
Retirement Plan to be amended effective as of the Distribution Date to provide for the continued coverage under the NME Retirement Plan of each of the Old Hillhaven facilities covered under the NME Retirement Plan identified in Exhibit K hereto immediately prior to the Distribution Date; provided, however, that no individual employed in any such facility shall be entitled to participate in the NME Retirement Plan during any period that such individual is employed as a Category I employee.


                                  ARTICLE III

          Executive and Incentive Compensation Plans of New Hillhaven.
          -----------------------------------------------------------

          3.1.  New Hillhaven AIP.
                -----------------

          (a) New Hillhaven has adopted the New Hillhaven AIP, which shall be effective as of the Distribution Date. The New Hillhaven AIP is in substantially the form provided in Exhibit B hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven AIP effective as of a date following the Distribution Date.

          (b) The New Hillhaven AIP has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.2.  New Hillhaven LTIP.
                ------------------

          (a) New Hillhaven has adopted the New Hillhaven LTIP, which shall be effective as of the Distribution Date. The New Hillhaven LTIP is in substantially the form provided in Exhibit C hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven LTIP effective as of a date following the Distribution Date.

          (b) The New Hillhaven LTIP has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.3.  New Hillhaven Stock Incentive Plan.
                ----------------------------------

          (a) New Hillhaven has adopted the New Hillhaven Stock Incentive Plan, which shall be effective as of the Distribution Date. The New Hillhaven Stock Incentive Plan is in substantially the form provided in Exhibit D hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven Stock Incentive Plan effective as of a date following the Distribution Date.

          (b) The New Hillhaven Stock Incentive Plan has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.4.  New Hillhaven SERP.
                ------------------

          (a) New Hillhaven has adopted the New Hillhaven SERP, which shall be effective as of the Distribution Date. The New Hillhaven SERP is in substantially the form provided in Exhibit E hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven SERP effective as of a date following the Distribution Date.

          (b) The New Hillhaven SERP has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.5.  New Hillhaven DCMP.
                ------------------

          (a) New Hillhaven has adopted the New Hillhaven DCMP, which shall be effective as soon as practicable after the Distribution Date but in no event later than 60 days after the Distribution Date. The New Hillhaven DCMP is in substantially the form provided in Exhibit F hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven DCMP effective as of a date following the Distribution Date.

          (b) The New Hillhaven DCMP has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.6.  New Hillhaven Senior DCP.
                ------------------------

          (a) New Hillhaven has adopted the New Hillhaven Senior DCP, which shall be effective as soon as practicable after the Distribution Date but in no event later than 60 days after the Distribution Date. The New Hillhaven Senior DCP is in substantially the form provided in Exhibit G hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven Senior DCP effective as of a date following the Distribution Date.

          (b) The New Hillhaven Senior DCP, has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

          3.7.  New Hillhaven Directors' Option Plan.
                ------------------------------------

          (a) New Hillhaven has adopted the New Hillhaven Directors' Option Plan, which shall be effective as of the Distribution Date. The New Hillhaven Directors' Option Plan is in substantially the form provided in Exhibit H hereto; provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven Directors' Option Plan effective as of a date following the Distribution Date.

          (b) The New Hillhaven Directors' Option Plan has been approved by NME, as the beneficial owner of all of the outstanding capital stock of New Hillhaven.

                                  ARTICLE IV

          Executive and Incentive Compensation Plans of NME and Old Hillhaven.
          -------------------------------------------------------------------

          4.1.  NME AIP.  NME shall take all action necessary (including
                -------
amending the NME AIP, if required) to provide that with respect to any New Hillhaven Employee who was a participant in the NME AIP on the Distribution Date, no forfeiture of the right of such Employee to receive any NME AIP award for the fiscal year ending May 31, 1990 shall occur by virtue of the transfer of such Employee's employment with NME, Old Hillhaven or any Old Hillhaven Subsidiary as effected by the Distribution, and such awards shall be paid to such Employees by New Hillhaven after the end of such fiscal year. As of the Distribution Date, NME shall (a) estimate prorated AIP awards for such New Hillhaven Employees based upon the financial performance of Old Hillhaven and its subsidiaries for the period beginning June 1, 1989 and ending on the Distribution Date and (b) accrue an amount equal to such estimated prorated NME AIP awards as a liability to be assumed by New Hillhaven in connection with the Distribution.

          4.2.  NME LTIP.  NME shall take all action necessary (including
                --------
amending the NME LTIP, if required) to provide that (a) with respect to any New Hillhaven Employee who was a participant on May 31, 1989 in Cycle V beginning June 1, 1987 or Cycle VI beginning June 1, 1988 of the NME LTIP, (i) awards to any such New Hillhaven Employee for such Performance Cycle (as such term is defined in the NME LTIP) shall entail a cash award opportunity that is equivalent to the cash award opportunity that would have been applicable to such Employee for such Performance Cycle had the Distribution not occurred; (ii) with respect to the cash award opportunities of New Hillhaven Employees for Cycle V and Cycle VI, New Hillhaven shall establish a single transitional Performance Cycle beginning on the Distribution Date and ending on May 31, 1991, which transitional Performance Cycle shall provide for an interim pay-out following May 31, 1990 based on cash award opportunities that are equivalent to participants' cash award opportunities for Cycle V and a final pay-out following May 31, 1991 based on cash award opportunities that are equivalent to participants' cash award opportunities for Cycle VI and (iii) with respect to the pay-out Corresponding to Cycle V following May 31, 1990, NME shall accrue, as a liability to be assumed by New Hillhaven in connection with the Distribution, an amount estimated by NME to be equal to the prorated awards that would have been earned by New Hillhaven Employees who were participants in Cycle V of the NME LTIP during the period beginning June 1, 1987 and ending on the Distribution Date and
(b) with respect to any New Hillhaven Employee who was a participant in Cycle VII beginning June 1, 1989 of the NME LTIP as of the Distribution Date (i) awards to any such New Hillhaven Employee for Cycle VII shall entail a cash award opportunity that is equivalent to the cash award opportunity that would have been applicable to such Employee for such Performance Cycle had the Distribution not occurred and (ii) the pay-out under Cycle VII shall occur following May 31, 1992. New Hillhaven shall assume the payment of the awards specified in Sections 4.2(a) and (b) as of the Distribution Date, and, except as provided in Section 4.2(a)(iii), the amounts payable under such awards shall be based on New Hillhaven performance after the Distribution Date.

          4.3.  NME Stock Incentive Plan.  NME shall take all action necessary
                ------------------------
(including obtaining the consent of holders of restricted share grants and stock options and amending the NME Stock Incentive Plan, if required) to provide that
(a) any stock options issued to New Hillhaven Employees under the NME Stock Incentive Plan which vest on or before the Distribution Date are exercisable during the two-year period beginning on the Distribution Date, unless by their terms they would expire sooner for reasons other than termination of employment, in which case such period of exercisability shall extend only to such expiration dates; (b) to the extent that restricted shares and stock options issued under the NME Stock Incentive Plan and held by New Hillhaven Employees are scheduled to vest after the Distribution Date, such restricted shares and stock options shall be replaced as of the Distribution Date by New Hillhaven restricted shares and New Hillhaven stock options, the fair market value of such New Hillhaven restricted shares and New Hillhaven stock options being equal to the fair market value of the restricted shares and stock options being replaced, with the replacement restricted shares and the replacement stock options having equivalent vesting schedules to the vesting schedules for the restricted stock and the stock options being replaced and (c) with respect to the dividends payable to holders of unvested NME restricted shares that are foregone by New Hillhaven Employees as a result of the replacement of NME restricted shares with New Hillhaven restricted shares, (i) NME will estimate the dollar amount of dividends foregone by each such New Hillhaven Employee based on a consideration of NME's projected quarterly dividend rates and the number of unvested NME restricted shares each such Employee would have held on each future dividend payment date following the distribution Date were it not far the replacement of unvested NME restricted shares with New Hillhaven restricted shares and (ii) New Hillhaven restricted shares will be granted to each such employee as of the Distribution Date, such that the aggregate fair market value of each such Employee's grant will equal the estimated dollar amount of dividends foregone as determined in Section 4.3(c)(i) and the vesting schedule of each such Employee's grant will replicate the Vesting schedule of the unvested NME restricted shares which would have been a basis for a dividend payment to the Employee. The purchase price of New Hillhaven Common Stock under the replacement stock options shall be equal to 50% of the fair market value of the shares of New Hillhaven Common Stock Purchasable under such stock options. For purposes of this Section 4.3, "fair market value" shall mean (i) for New Hillhaven Common Stock, the fair Market value per share on the Distribution Date as determined by the Board of Directors of NME or a committee thereof for Purposes of adjusting the exercise price of outstanding NME Stock options or convertible securities, as conclusively set forth in a certificate of the Secretary or an Assistant Secretary of NME delivered to New Hillhaven as soon as practicable after the Distribution Date, provided that if such fair market value is less than $2 on such date, the fair market value shall be deemed to be $2 on such date, and (ii) for NME Common Stock, the average of the reported last per share sales price reguLar way on the Composite Tape of the New York Stock Exchange for the ten consecutive trading days immediately preceding the record date for the Distribution, provided that if such fair Market value exceeds $40, the fair market value stall be deemed to be $40.

          4.4.  NME SERP.  NME shall take all action necessary (including
                --------
amending the NME SERP, if required) to provide that (a) all Nev Hillhaven employees shall be terminated as participants in the NME SERP as at the Distribution Date without any vesting of such Employees' benefits with respect to the NME SERP and (b) all New Hillhaven Employees who are participants in the NME SERP on the Distribution Date shall become participants in the New Hillhaven SERP as of the Distribution Date, shall be provided with benefits identical to their NME SERP benefits as of the Distribution Date and shall receive full credit under the New Hillhaven SERP for years of credited service and vesting earned under the NME SERP.

          4.5.  Old Hillhaven Deferred Compensation Plan.  NME shall have
                ----------------------------------------
caused Old Hillhaven to take all action necessary (including amending the Old Hillhaven Deferred

Compensation Plan, if required) to provide that (a) such Plan shall have been terminated effective no less than 30 calendar days prior to the Distribution Date and (b) all vested and unvested balances under the Old Hillhaven Deferred Compensation Plan shall have been paid to the participants under the Plan in lump-sum cash payments no later than 22 calendar days after the Old Hillhaven Deferred Compensation Plan was terminated.

          4.6  Old Hillhaven Short Term DCP.  NME shall have caused Old
               ----------------------------
Hillhaven to take all action necessary (including amending the Old Hillhaven Short Term DCP, if required) to provide that (a) such Plan shall have been terminated prior to the Distribution Date and (b) all balances under such Plan shall be paid to the participants under the Plan in lump-sum cash payments on or prior to the Distribution Date.

          4.7  NME Deferred Compensation Plan.  NME shall take all action
               ------------------------------
necessary to provide that all New Hillhaven Employees shall be terminated as participants in the NME Deferred Compensation Plan as of the Distribution Date and that all Participants' account balances, which consist of employee deferrals under the Plan and accrued interest thereon, shall be paid out under the terms of the Plan as soon as practicable following the Distribution Date.

          4.8  Excluded Employees.  Notwithstanding any other section of this
               ------------------
Agreement, the term "New Hillhaven Employee" shall be deemed not to include the persons identified in Exhibit J hereto for the purposes of this Article IV.


                                   ARTICLE V

               Employee Welfare Benefit Plans
               ------------------------------

          5.1  New Hillhaven Welfare Plans.
               ---------------------------

          (a) New Hillhaven has adopted the New Hillhaven Welfare Plans, which shall be effective as of the Distribution Date and which in material respects are the same as the employee welfare benefit plans maintained by Old Hillhaven for the benefit of Old Hillhaven employees as of the Distribution Date (the "Old Hillhaven Welfare Plans"); provided, however, that this Agreement may not be construed or interpreted to restrict New Hillhaven's right or authority to amend or terminate the New Hillhaven Welfare Plans effective as of a date following the Distribution Date.

          (b) In the case of any New Hillhaven Employee or any dependent of such person who was covered under a corresponding Old Hillhaven Welfare Plan immediately prior to the date on which the New Hillhaven Employee became a New Hillhaven Employee, the New Hillhaven Welfare Plans shall not deny or restrict coverage or benefits based on length of service, pre-existing conditions or other provisions which would not have restricted or denied coverage or benefits for such individual had such individual continued to participate in the Old Hillhaven Welfare Plans.

          5.2.  Welfare Benefits and Liabilities.  New Hillhaven shall assume
                --------------------------------
and shall be solely responsible for all claims incurred before, on or after the Distribution Date in connection with the New Hillhaven Welfare Plans by individuals who are New Hillhaven Employees, including dependents thereof. Neither NME or Old Hillhaven nor any affiliate of NME or Old Hillhaven shall have any liability in connection with the New Hillhaven Welfare Plans arising out of any such claims on or after the Distribution Date.


                                  ARTICLE VI

                                Indemnification
                                ---------------

          6.1.  In General.  Each party hereto or any of the Subsidiaries of
                ----------
each such party to whom certain responsibilities and liabilities have been allocated hereunder (the "Indemnifying Party") shall indemnify, defend and hold harmless each other party and any such Subsidiary of such party (the "Indemnitee"), including the Indemnitee's respective directors, officers, employees, agents and Affiliates (and the heirs, executors, successors and assigns of any of the foregoing) from and against any and all losses, liabilities, claims, damages, obligations, payments, costs and expenses, matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown (including, without limitation, the costs and expenses of any and all Actions, threatened Actions, demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened Actions) arising out of or due to the failure or alleged failure of the Indemnifying Party to pay, perform or otherwise discharge in due course any of its responsibilities or liabilities.

          6.2.  Procedures for Indemnification.  The procedures for
                ------------------------------
indemnification set forth in the Distribution Agreement are incorporated herein by reference.

                                  ARTICLE VII

                            Assumption of Liability
                            -----------------------

          New Hillhaven shall, effective as of the Distribution Date, assume and be solely responsible for all liabilities, obligations, claims and payments, matured or unmatured, known or unknown, absolute or contingent, accrued or unaccrued, arising out of this Agreement and the transactions contemplated thereby, including without limitation all liabilities, obligations, claims and payments, matured or unmatured, known or unknown, absolute or contingent, accrued or unaccrued, in respect of claims made by or on behalf of New Hillhaven Employees and any employees, past or present, of Old Hillhaven or a Subsidiary of Old Hillhaven, excluding the persons or entities identified in Exhibit I hereto who are not New Hillhaven Employees and excluding the persons identified in Exhibit J hereto with respect to claims made in connection with the employment of any such person with NME, relating to acts or omissions arising before, on or after the Distribution Date, including but not limited to claims, grievances or disputes concerning wrongful termination, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Consolidated Omnibus Budget Reconciliation Act, ERISA, the Fair Labor Standards Act or any other similar federal or state employee-related statute which could give rise to an employer liability.

                                 ARTICLE VIII

              No Acceleration of Benefit Entitlement or Payment.
              -------------------------------------------------

          Any person who is an employee of Old Hillhaven or any Old Hillhaven Subsidiary (excluding the persons or entities identified in Exhibit I hereto) immediately prior to the Distribution shall be an employee of New Hillhaven or a Subsidiary of New Hillhaven immediately after the Distribution, and, except as provided in Sections 4.5, 4.6 and 4.7 with respect to the Old Hillhaven Deferred Compensation Plan, the Old Hillhaven Short Term DCP and the NME Deferred Compensation Plan, and except as provided by the terms of the NME Retirement Plan and the NME ESOP, to the extent permitted by law, each of the pension and welfare and other plans and benefit arrangements, policies and practices of NME or Old Hillhaven shall be amended to provide that a transfer of any such employee's employment with Old Hillhaven or any Old Hillhaven Subsidiary to New Hillhaven or a Subsidiary of New Hillhaven as effected by the Distribution shall not be deemed to be a termination of employment or separation from service or other event giving rise to an entitlement or payment under any such plan, arrangement, policy or practice.


                                  ARTICLE IX

                         Dispute Resolution Procedures
                         -----------------------------

          All disputes arising out of or relating to this Agreement shall be resolved pursuant to the reference procedure set forth in California Code of Civil Procedure Sections 638 et seq. The parties hereby agree to submit to the
                             -- ---
jurisdiction of the Superior Court of the County of Los Angeles, State of California (the "Superior Court") for such purpose. Either party may initiate the procedure set forth in this Article by providing the other party with notice setting forth the nature of the dispute (the "Reference Notice"). The parties shall designate to the Superior Court a referee who is an active attorney or retired judge living in the County of Los Angeles who shall resolve the dispute. If the parties are unable to designate a referee within 20 days after the receipt of the Reference Notice, the parties shall request that the Superior Court appoint a referee. In connection with any proceeding pursuant to this Article, the parties shall have all discovery rights which would have been available had the matters which are the subject of the dispute been decided by the Superior Court. Discovery proceedings may be noticed and commenced immediately after delivery of the Reference Notice. The hearing before the referee shall begin no later than 60 days after the receipt of the Reference Notice. All discovery in connection with the reference proceeding shall be concluded no later than 15 days prior to the commencement of the hearing. Judgment upon the award rendered by the referee shall be entered in the Superior Court. Nothing in this Article shall be construed to impair the right of either party to appeal from such judgment.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          10.1.  Entire Agreement; Amendment.  This Agreement and the other
                 ---------------------------
agreements referred to herein or therein or entered into in connection herewith or therewith set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by either party hereto which is not embodied in this Agreement or such other agreements, the

Annexes, Schedules or Exhibits hereto or thereto, or the written statements or other documents delivered pursuant hereto or thereto, and neither party hereto shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be amended or modified only by a written instrument executed by both parties hereto or by their successors and permitted assigns.

          10.2.  Access to Information.  NME and New Hillhaven shall each
                 ---------------------
cooperate with the other and each agree to provide the other with such information as may be reasonably requested and necessary in order effectively to administer and maintain the NME Employee Plans and the New Hillhaven Employee Plans and the undertakings contemplated herein.

          10.3.  No Right to Continued Employment.  Nothing herein shall be
                 --------------------------------
construed to confer upon any New Hillhaven Employee any right to be retained in the employ of New Hillhaven or any Subsidiary of New Hillhaven.

          10.4.  No Third Party Beneficiaries.  This Agreement is solely for the
                 ----------------------------
benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          10.5.  Successors and Assigns.  This Agreement and all of the
                 ----------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereof and their respective successors and permitted assigns.

          10.6.  Notices.  All notices, consents, requests, instructions,
                 -------
approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or sent by facsimile transmission or mailed, by certified or registered mail, postage prepaid at the following address (or at such other address provided by one party to the other in writing):

     If to NME:

          National Medical Enterprises, Inc.
          2700 Colorado Avenue
          Santa Monica, California 90904
          Telecopy no.:  (213) 315-6567

          Attention:  Senior Vice President,
                         Human Resources
     with a copy to:

          National Medical Enterprises, Inc.
          2700 Colorado Avenue
          Santa Monica, California 90904
          Telecopy no.:  (213) 315-6688

          Attention:  General Counsel

     If to New Hillhaven:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98401-2264
          Telecopy no.:  (206) 756-4714

          Attention:  President

     with a copy to:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98401-2264
          Telecopy no.:  (206) 756-4714

          Attention:  General Counsel

          10.7.  Termination.  This Agreement may be terminated in the event
                 -----------
that the Distribution Agreement is terminated and the Distribution abandoned prior to the Distribution Date. In the event of such termination, no party shall have any liability of any kind to the other party.

          10.8.  Counterparts.  This Agreement may be executed in several
                 ------------
counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

          10.9.  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of California.

          10.10.  Construction.  In this Agreement,
                  ------------

           (i) unless the context otherwise requires, the terms "herein," "hereof," "hereto," and "hereunder" refer to this Agreement; and

          (ii) the headings of the sections and subsections hereof and the table of contents hereof are inserted for convenience only and do not constitute a part of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                               NATIONAL MEDICAL ENTERPRISES,
                                                 INC.



                                               By: /s/ Marcus E. Powers
                                                  -----------------------------
                                                  Name:  MARCUS E. POWERS
                                                  Title: SENIOR VICE PRESIDENT



                                               THE HILLHAVEN CORPORATION



                                               By: /s/ Christopher J. Marken
                                                  -----------------------------
                                                  Name:  CHRISTOPHER J. MARKEN
                                                  Title: PRESIDENT

                                                                       EXHIBIT I

                               EXCLUDED PERSONS
                                 AND ENTITIES
                               ----------------



          Persons:

               Daniel P. Baty*
               Martin Bradford
               Deborah L. Carlson
               Patrick Carter
               Laura A. Ficke
               David R. Mayeux
               Timothy M. McCoy
               Timothy L. Pullen
               Marvin Wilensky*

          Employees of the Following Entities:
               Medical Ambulatory Care, Inc.
               AK, Inc.





________________________

*Notwithstanding the provisions of this Agreement, liabilities with respect to these employees will be assumed by New Hillhaven to the extent described in Exhibit B of the Assignment and Assumption Agreement, dated as of January 31, 1990, between the subsidiaries of NME signatories thereto, on the one hand, and New Hillhaven, on the other hand.

                                                                       EXHIBIT J



                               EXCLUDED EMPLOYEES
                               ------------------



Mr. Richard K. Eamer

Mr. Leonard Cohen

                                                                       EXHIBIT K

                       COVERED OLD HILLHAVEN FACILITIES
                       --------------------------------

     1.   Alvarado Convalescent and Rehabilitation Hospital
          San Diego, California

     2.   Hillhaven Health Care Center
          Monterey Park, California

     3.   Fifth Avenue Convalescent Hospital
          San Rafael, California

     4.   Hillside Manor Convalescent Hospital
          San Rafael, California

     5.   Pine Towers Convalescent Hospital
          San Francisco, California

     6.   Hillhaven Victorian
          San Francisco, California

     7.   Pasatiempo Development
          Tacoma, Washington